UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

September 28, 2015
(Date of Report)

September 25, 2015
(Date of Earliest Reported Event)

AMERICATOWNE Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -REGISTRANT'S BUSINSS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

          On September 25, 2015, AmericaTowne, Inc. (the "Company") entered into an Exporter Services Agreement with Mwaka Aircraft Services, LLC, a North Carolina limited liability company ("MAS") doing business at 1212 Bishopton Way in Knightdale, North Carolina 27545 (the "MAS Agreement"). The consideration paid to the Company under the MAS Agreement is a nonrefundable Service Fee of $55,000 paid as follows: (a) $3,000 upon execution, (b) $1,444 per month for thirty-six months, after execution commencing on October 30, 2015.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

Exhibit	Description
10.1	Exporter Services Agreement dated September 25, 2015 (MAS Agreement)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC.

By: /s/ Alton Perkins
Alton Perkins
Chairman of the Board, President, Chief Executive
Officer, Chief Financial Officer, Secretary
Dated: September 28, 2015